THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE "LAWS"). THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) A EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE APPLICABLE LAWS OR (II) AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED DUE TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE APPLICABLE LAWS.

DATE: February 14, 2007

$500,000

ASIA GLOBAL HOLDINGS CORP.

CONVERTIBLE PROMISSORY NOTE
DUE MAY 15, 2007

This Convertible Promissory Note (the "Note") is issued by Asia Global Holdings Corp., a corporation duly organized and validly existing under the laws of the State of Nevada (the "Company").

1. Payment Obligation. For value received, the Company promises to pay to Sabana Investments LLC, or its permitted successors and assigns (collectively, the "Holder"), (i) the principal amount of Five Hundred Thousand Dollars ($500,000); and (ii) interest on the outstanding principal amount at a rate of twenty percent (20%) for the ninety (90) day term of this Note (the "Rate"), payable as described below. The principal amount of this Note, together with all accrued and unpaid interest, shall be due and payable in full on May 15, 2007 (the "Maturity Date"); provided, however, that upon the Company's receipt of equity or debt financing(s) in excess of $500,000 in the aggregate from any person or entity, an amount equal to the lesser of 50% of the aggregate amount of such financing(s) or the amount needed to pay this Note in full shall immediately be paid to the Holder as a payment of this Note. Interest on this Note in the amount of Eight Thousand Three Hundred Thirty Three Dollars ($8,333.00) shall be paid at the end of each thirty (30) day period that this Note remains outstanding after May 15, 2007 (prorated for a partial period and any reductions in principal amount). Payments on this Note are payable to the Holder in whose name this Note (or one or more successor Notes) is registered on the records of the Company regarding registration and transfer of this Note (the "Note Register"); provided, however, that the Company's obligation to a transferee of this Note arises only if after the Company has received written confirmation from the original Holder of such transfer, sale or other disposition of the right, title and interest in the Note.

2. Provisions as to Payment. Payments on this Note are payable in immediately available funds in currency of the United States of America at the address last appearing on the Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company shall pay the outstanding principal amount and all accrued and unpaid interest due upon this Note on the Maturity Date. The forwarding of such funds shall constitute full payment of all outstanding principal and accrued interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such payment. All payments under this Note shall be credited first to the payment of accrued interest, and secondly to the payment of principal.

3. Transfer of Note; Opinion of Counsel; Legend.

(a) This Note has been issued subject to representations of the original Holder and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Prior to presentment of this Note for transfer, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Note Register as the Holder hereof for the purpose of receiving payments as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.

(b) The Holder understands and acknowledges by its acceptance hereof that (i) this Note has not been, and is not being, registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, substance and scope to the Company, to the effect that this Note may be sold, assigned or transferred pursuant to an exemption from such registration and (ii) neither the Company nor any other person is under any obligation to register this Note under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

4. Optional Conversion of this Note.

(a) At any time, and from time-to-time until the principal and accrued interests are paid in full, the Holder of this Note shall be entitled, at its option, to convert any portion or all of the outstanding principal amount of this Note and any accrued and unpaid interest accrued under this Note into shares of the Company's $.0001 par value common stock (the "Optional Conversion Shares") at a conversion price for each share of Common Stock equal to whatever the market price, (the "Conversion Price") for such shares may be on the Optional Conversion Date (see below).

(b) Any conversion of this Note shall be achieved by submitting to the Company the fully completed form of conversion notice attached hereto as Exhibit I ("Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion hereof (including any designated accrued and

unpaid interest). A Notice of Conversion may be submitted via facsimile to the Company at the telecopy number for the Company provided in this Note (or at such other number as specified in advance of such conversion in writing by the Company). A Notice of Conversion may also be submitted by mail.

(c) Upon receipt by the Holder of the requisite Optional Conversion Shares the Holder shall, within 7 days of receipt of the Optional Conversion Shares, either immediately place for sale such Optional Conversion Shares received thereby, generating sale proceeds from such sale, ("Optional Conversion Shares Proceeds") and upon the Holder's final sale of such Optional Conversion Shares, the Holder shall notify, in writing, the Company of the total amount of Optional Conversion Shares Proceeds received from the sale, less any sale costs or commissions affiliated with such sale; or in the alternative notify the Holder, in writing, that the Holder shall accept a reduction in the outstanding principal and/or accrued interest in the amount of the Conversion Price and then (and only then) shall the amount of the outstanding principal and/or accrued interest be reduced by either the amount of the Optional Conversion Shares Proceeds or Conversion Price. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share. The date on which a Notice of Conversion is given (the "Optional Conversion Date") shall be deemed to be either the date on which the Company receives from the Holder an original Notice of Conversion duly executed, or, if earlier, the date set forth in a Notice of Conversion that is sent via facsimile.

(d) In all cases, the Company shall deliver the Optional Conversion Shares to the Holder within three (3) business days after the Optional Conversion Date at the address specified in the Notice of Conversion.

5. Obligations of the Company Herein Are Unconditional. The Company's obligations to repay this Note at the time, place, interest rate and in the currency hereinabove stated are absolute and unconditional. This Note and all other Notes now or hereafter issued in replacement of this Note on the same or similar terms are direct obligations of the Company.

6. Waiver of Demand, Presentment, Etc. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for herein. No delay or omission of any Holder hereof in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. A waiver on one occasion shall not operate as a bar to, or waiver of, any such right or remedy on any future occasions.

7. Attorney's Fees; Reimbursable Expenses. The Company agrees to pay all costs and expenses, including, without limitation, reasonable attorney's fees, which may be

incurred by the Holder in collecting any amount due under this Note or in enforcing any of the Holder's rights as described herein or under the Security Agreement (as defined below).

8. Default. If one or more of the following described "Events of Default" shall occur:

(a) The Company shall fail to make timely payment of any amount then due and owing under this Note;

(b) Any of the representations or warranties made by the Company herein or in any other written statement heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made and the Holder shall have provided written notice to the Company of the alleged misrepresentation or breach of warranty and the same shall continue uncured for a period of seven (7) days after such written notice from the Holder;

(c) If the Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note not covered by clause (a) or (b) above.

(d) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due, (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for all or a substantial part of its property or business;

(e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment;

(f) Any governmental agency, or any court of competent jurisdiction at the instance of any governmental agency, shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and such custody or control shall not be released within sixty (60) days thereafter;

(g) Any money judgment, writ or note of attachment, or similar process in excess of $50,000 in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days, or in any event later than five (5) days prior to the date of any proposed sale thereunder;

(h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not

be dismissed within sixty (60) days after such institution, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding;

(i) The Company shall have received a notice of default on the payment of any debt(s) aggregating in excess of $50,000 beyond any applicable grace period; or

(j) The Company's common stock shall have been voluntarily or involuntarily removed from future quotation on the OTC Bulletin Board;

then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver in one instance shall not be deemed to be a waiver in another instance or for any other prior or subsequent Event of Default), at the option of the Holder and in the Holder's sole discretion, the Holder may immediately accelerate the maturity hereof, whereupon all principal and accrued interest and liquidated damages (if any) hereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company (anything herein or in any other instrument to the contrary notwithstanding), and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law or equity. In addition, any other provision of this Note notwithstanding, after the occurrence of an Event of Default, until this Note is paid in full, the Conversion Price shall automatically be reduced to the par value of the Common Stock.

9. Enforceability.

(a) In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note shall not in any way be affected or impaired thereby.

10. Entire Agreement. This Note and any exhibits or schedules attached thereto, constitute the full and entire understanding between the Company and the Holder with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings, written or oral, with respect to such subject matter. No provision of this Note shall be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11. Governing Law. This Note shall be governed by and construed in accordance with the laws of Nevada without giving effect to applicable principles of conflict of law. The Company hereby agrees that the exclusive venue for resolution of any case or controversy arising out of or in connection with this Note shall be Nevada.

12. Headings. The headings in this Note are for convenience only, and shall not be used in the construction of this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officers on the date first written above.

"Company"

ASIA GLOBAL HOLDINGS CORP.

By: ______________________
Michael Mak
President

By: ______________________
John Leper
Secretary

EXHIBIT I

NOTICE OF CONVERSION

(To Be Executed by the Registered Holder in Order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________________ in principal amount of the Convertible Promissory Note Due April ____________, 2007 (the "Note"), into __________________ shares of Common Stock of Asia Global Holdings Corp. (the "Company"), according to the terms and conditions set forth in the Note, as of the date specified below. In addition, the undersigned hereby irrevocably elects to convert $__________ in accrued interest into an additional ____________ shares of Common Stock of the Company according to the terms and conditions set forth in the Note. If securities are to be issued to a person other than the undersigned, the undersigned agrees to pay all applicable transfer taxes with respect thereto.

The undersigned also represents that the Optional Conversion Shares (as defined in the Note) are being acquired for the undersigned's own account and not as a nominee for any other person. The undersigned represents and warrants that all offers and sales by the undersigned of the Optional Conversion Shares shall be made pursuant to registration of the same under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The undersigned acknowledges that the Optional Conversion Shares shall, if (and only if) required by law, contain the legend contained on page 1 of the Note.
Conversion Date:

Applicable Conversion Price:__________________________

Total Optional Conversion Shares:________________________

Holder:__________________________________
(Print Legal Name and Title)

____
(Signature of Duly Authorized Representative of Holder)

Address of Holder:____
____